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                                                                    Exhibit 99.2

                  Valuation and Qualifying Accounts Schedule

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                                                 Valuation and Qualifying  Accounts
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                                                FTI Consulting, Inc. and Subsidiaries
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                                                           (in thousands)
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              Column A                     Column B                      Column C                     Column D         Column E
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                                                                        Additions
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                                          Balance at         Charged to           Charged to                           Balance at
                                         Beginning of         Costs and              Other                               End of
            Description                     period            Expenses             Accounts           Deductions         Period
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
YEAR ENDED DECEMBER 31, 1999:
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  Reserves and allowances deducted from asset accounts:
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Allowance for doubtful accounts             2,422                599                                    796  (1)         2,225
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YEAR ENDED DECEMBER 31, 1998:
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  Reserves and allowances deducted from asset accounts:
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Allowance for doubtful accounts               902                527               1,048  (2)            55  (1)         2,422
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YEAR ENDED DECEMBER 31, 1997:
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  Reserves and allowances deducted from asset accounts:
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Allowance for doubtful accounts               376                439                 110  (2)            23  (1)           902
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(1) Uncollectible account written off, net of recoveries.
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(2) Allowance recorded during acquisitions.
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